united states
securities and exchange commission
washington, d.c. 20549

form n-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22447

Equinox Funds Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, NE 68130

(Address of principal executive offices) (Zip code)

Laura Latella

Equinox Institutional Asset Management, LP, 47 Hulfish Street Suite 510, Princeton, NJ 08542

(Name and address of agent for service)

Registrant's telephone number, including area code: 609-454-5227

Date of fiscal year end: 06/30

Date of reporting period: 9/30/18

Item 1. Schedule of Investments.

Equinox Ampersand Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)
September 30, 2018

Principal Amount		Coupon Rate %	Maturity Date	Fair Value
	U.S. TREASURY NOTES - 88.1%
$1,800,000	United States Treasury Note	1.25	11/30/2018	$1,797,327
850,000	United States Treasury Note +	1.25	1/31/2020	833,631
1,000,000	United States Treasury Note	1.25	1/31/2020	980,742
600,000	United States Treasury Note +	1.50	2/28/2019	597,867
1,000,000	United States Treasury Note	1.50	2/28/2019	996,445
250,000	United States Treasury Note	1.50	3/31/2019	248,862
1,000,000	United States Treasury Note	1.50	10/31/2019	987,520
1,000,000	United States Treasury Note	1.50	4/15/2020	981,055
600,000	United States Treasury Note +	1.63	7/31/2019	595,289
1,000,000	United States Treasury Note	1.63	7/31/2019	992,148
850,000	United States Treasury Note +	2.00	7/31/2020	837,931
1,250,000	United States Treasury Note	2.00	7/31/2020	1,232,251
	TOTAL U.S. TREASURY NOTES (Cost - $11,105,904)			11,081,068

	TOTAL INVESTMENTS - 88.1% (Cost - $11,105,904)			$11,081,068
	OTHER ASSETS AND LIABILITIES - NET - 11.9%			1,489,790
	TOTAL NET ASSETS - 100.0%			$12,570,858

+	This investment is a holding of Equinox Equity Hedge Fund Limited.

Equinox Ampersand Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
September 30, 2018

FUTURES CONTRACTS
Number of Contracts	Open Long Futures Contracts	Counterparty	Expiration Date	Notional Value at September 30, 2018	Unrealized Appreciation/ (Depreciation)
100	S&P 500 E-Mini Future	Morgan Stanley	Dec-18	$14,595,000	$118,828

SWAP CONTRACT
Notional Value at September 30, 2018	Total Return Swap		Fixed Rate Paid	Termination Date	Unrealized Depreciation
24,800,000	Quest Dynamic Financial Hedge Program +		0.35% of the notional value	7/3/2019	$(856,101)
	Total Net Unrealized Depreciation on Swap Contract				$(856,101)

+ This investment is a holding of Equinox EquityHedge Fund Limited.

Total Return Swap Top 50 Holdings
FUTURES CONTRACTS
Number of Contracts	Open Short Futures Contracts	Counterparty	Expiration Date	Notional Value at September 30, 2018	Unrealized Appreciation/ (Depreciation)
6	10 year Australian Treasury Bond Future	Deutsche Bank	Dec-18	4,376,601	$1,631
21	10 year Canadian Govt Bond Future	Deutsche Bank	Dec-18	2,186,308	18,550
5	10 year Japanese Government Bond Future	Deutsche Bank	Dec-18	6,432,143	2,311
31	10 year US Treasury Notes Future	Deutsche Bank	Dec-18	3,737,641	1,643
59	2 year Euro-Schatz Future	Deutsche Bank	Jun-18	7,726,931	6,391
21	2 year US Treasury Notes Future	Deutsche Bank	Jan-19	4,520,688	9,136
20	3 month Euro (EURIBOR)	Deutsche Bank	Dec-18	5,870,486	(343)
6	3 month Euro (EURIBOR)	Deutsche Bank	Sep-19	1,767,174	199
31	3 month Sterling	Deutsche Bank	Dec-18	4,961,212	(586)
26	3 month Sterling	Deutsche Bank	Sep-20	4,184,549	861
80	3 year Australian Treasury Bond Future	Deutsche Bank	Dec-18	17,398,756	(10,417)
46	5 year US Treasury Notes Future	Deutsche Bank	Jan-19	5,191,229	17,028
25	90 Day Bank Accepted Bill Future	Deutsche Bank	Dec-18	4,269,934	(2,100)
13	E-Mini S&P 500	Deutsche Bank	Dec-18	1,923,277	(6,020)
20	EUR/USD	Deutsche Bank	Dec-18	2,914,841	16,534
83	Eurodollar	Deutsche Bank	Dec-18	20,142,142	9,936
30	Eurodollar	Deutsche Bank	Dec-20	7,279,449	11,027
26	Eurodollar	Deutsche Bank	Sep-19	6,249,058	(188)
8	Eurodollar	Deutsche Bank	Sep-21	1,819,326	(17)
8	Nikkei 225 Future	Deutsche Bank	Dec-18	183,089,174	(40,352)
41	Soybeans Future	Deutsche Bank	Jul-19	1,845,124	(9,433)
108	Three Month Canadian Bankers Acceptance Future	Deutsche Bank	Dec-18	20,385,671	17,351
13	Three Month Canadian Bankers Acceptance Future	Deutsche Bank	Sep-19	2,399,102	1,450

	Open Long Futures Contracts
5	10 year Australian Treasury Bond Future	Deutsche Bank	Dec-18	3,854,722	(2,872)
13	10 year Italian Bond Future	Deutsche Bank	Dec-18	1,810,656	15,111
14	2 year Euro-Schatz Future	Deutsche Bank	Dec-18	1,846,184	(1,268)
16	3 month Euro (EURIBOR)	Deutsche Bank	Dec-18	4,615,924	(88)
19	3 month Euro (EURIBOR)	Deutsche Bank	Mar-19	5,495,538	(410)
12	3 month Euro (EURIBOR)	Deutsche Bank	Jun-19	3,606,941	(548)
25	3 month Euro (EURIBOR)	Deutsche Bank	Dec-19	7,340,805	(2,144)
21	3 month Euro (EURIBOR)	Deutsche Bank	Sep-20	6,103,362	(3,690)
21	3 month Sterling	Deutsche Bank	Jun-19	3,399,711	(271)
25	3 month Sterling	Deutsche Bank	Dec-19	4,060,126	(2,930)
14	90 Day Bank Accepted Bill Future	Deutsche Bank	Mar-19	2,406,712	1,488
35	90 Day Bank Accepted Bill Future	Deutsche Bank	Sep-19	6,114,131	41
13	Euro-BOBL Future	Deutsche Bank	Dec-18	2,003,202	(5,819)
26	Euro-BUND Future	Deutsche Bank	Dec-18	4,741,827	(24,854)
43	Eurodollar	Deutsche Bank	Mar-19	10,472,322	(2,538)
47	Eurodollar	Deutsche Bank	Jun-19	11,482,629	(17,356)
31	Eurodollar	Deutsche Bank	Dec-19	7,469,939	(13,163)
4	Nikkei 225 Future	Deutsche Bank	Dec-18	19,561,889	37,781
50	Three Month Canadian Bankers Acceptance Future	Deutsche Bank	Mar-19	9,417,574	(4,679)
41	Three Month Canadian Bankers Acceptance Future	Deutsche Bank	Jun-19	7,772,704	(6,835)
33	Three Month Canadian Bankers Acceptance Future	Deutsche Bank	Sep-19	6,176,767	(8,882)

OPTIONS ON CURRENCY
Put/Call	Description	Expiration	Strike Price	Notional Value	Unrealized Appreciation/ (Depreciation)
Purchased:
Put	USD/EUR	May-19	1.08	2,403,449	$4,329

Written:
Put	NOK/EUR	Apr-19	8.95	2,389,423	$(1,578)
Put	USD/AUD	Dec-18	0.65	2,358,822	(38)
Put	USD/AUD	Jan-19	0.66	2,352,447	(825)
Put	USD/EUR	Apr-19	1.14	4,590,141	(43,657)
Put	USD/EUR	May-19	1.08	2,337,572	(4,211)

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies" including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities, including exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value. Investments in swap contracts are reported at fair value based on daily price reporting from the swap counterparty.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2018 for the Fund’s assets and liabilities measured at fair value:
Assets	Level 1	level 2	Level 3	Total
U.S. Treasury Notes	$-	$11,081,068	$-	$11,081,068
Futures Contracts	118,828	-	-	118,828
Total	$118,828	$11,081,068	$-	$11,199,896

Liabilities	Level 1	Level 2	Level 3	Total
Swap Contract	$-	$856,101	$-	$856,101
Total	$-	$856,101	$-	$856,101

There were no transfers in to or out of any level during the current period presented. It is the Fund’s policy to record transfers between levels at the end of the reporting period. The Fund did not hold any Level 3 securities during the period.
*Cumulative appreciation/depreciation on futures contracts is shown.

Consolidation of Subsidiaries – Equinox Ampersand Strategy Fund with Equinox EquityHedge Fund Limited ("EEH-CFC") – The Consolidated Financial Statements include the account of EEH-CFC, a foreign controlled corporation, wholly-owned and controlled subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may each invest up to 25% of its total assets in the CFC which acts as an investment vehicle in order to effect certain investments consistent with their respective investment objectives and policies.

The CFC utilizes commodity based derivative products to facilitate the Fund’s pursuit of its investment objective. In accordance with its investment objective and through its exposure to the aforementioned commodity based derivative products, the Fund may have increased or decreased exposure to one or more of the risk factors defined in the Principal Investment Risks section of its Prospectus.

A summary of the Funds’ investments in the CFCs are as follows:

	Inception Date of CFC	CFC Net Assets at September 30, 2018	% Of Total Net Assets at September 30, 2018
EEH-CFC	6/29/2018	$2,959,540	23.5%

Futures Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may purchase or sell futures contracts to hedge against market risk and to reduce return volatility. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio’s agent in acquiring the futures position). During the year the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If a Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. As of September 30, 2018, the Fund had unrealized appreciation for equity risk of $118,828 from futures contracts.

Swap Agreements – The Fund is subject to equity price risk, interest rate risk and/or commodity risk in the normal course of pursuing its investment objective. The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. Currently, the Fund utilizes a total return swap with Deutsche Bank AG, London Branch, that provides exposure to the total returns of the Quest Dynamic Financial Hedge Program of Quest. These total return swaps are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. Total return swap agreements involve commitments where cash flows are exchanged based on the price of an underlying reference and based on a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return.

The gross returns exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund amortizes upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. As of September 30, 2018, the Fund had unrealized depreciation of $856,101 from swap contracts.

The notional value of the derivative instruments outstanding as of September 30, 2018 as disclosed in the Portfolio of Investments serve as indicators of the volume of derivative activity for the Fund.

Aggregate Unrealized Appreciation and Depreciation - Tax Basis

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$11,105,904	$-	$(24,835)	$(24,835)

Item 2. Controls and Procedures.

(a)       The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) (and Item 3 of Form N-Q) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Equinox Funds Trust

By (Signature and Title)

*/s/ Robert J. Enck

Robert J. Enck, Principal Executive Officer

Date 11/29/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*/s/ Robert J. Enck

Robert J. Enck, Principal Executive Officer

Date 11/29/18

By (Signature and Title)

*/s/ Laura Latella

Laura Latella, Principal Financial Officer

Date 11/29/18